Acquisitions and Divestitures	3 Months Ended
Jan. 31, 2025
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Acquisitions and Divestitures
20.	Acquisitions and divestitures
Acquisitions
Acquisition completed impacting the current period
KeyCorp
On August 12, 2024, the Bank announced an agreement to acquire an approximate 14.9%
pro-forma
ownership interest in KeyCorp for approximately U.S. $2.8 billion through an all-cash
purchase of newly issued voting common shares, at a fixed price of U.S.$17.17 per share.

The acquisition was completed in two stages – an initial investment of
4.9
% (Initial Investment) on August 30, 2024, and an additional investment of approximately
10
% (Additional Investment) this quarter. The Bank completed the Additional Investment of approximately 115 million shares in KeyCorp for cash consideration of approximately U.S. $
2.0
 billion on December 27, 2024. This increased the Bank’s ownership interest from 4.9% to 14.92%, with total common share ownership of approximately 163 million shares. Following completion of the Additional Investment, the Bank designated two individuals to serve on KeyCorp’s Board of Directors.
Effective December 27, 2024, the combined
14.92
%
investment is accounted for as an investment in associate as the Bank has significant influence over KeyCorp as defined under IFRS, given its board representation and ownership interest. The Initial Investment of
4.9%
previously accounted for at fair value through other comprehensive income was derecognized and included in the cost base of the investment in associate. The difference between the fixed transaction price and the quoted share price of KeyCorp on the date of Additional Investment (U.S.$17.20) was recognized as a gain in non-interest income – other this quarter, with a corresponding increase in the carrying value of the investment in associate. The carrying amount of the investment in associate upon closing was U.S.
$
2.8

billion (CAD $4.1
billion). For the three months ended January 31, 2025, the contribution to the Bank’s profit and loss from KeyCorp, net of funding costs, was $28 million after-tax, and
$40
million
($35
million after-tax) was recorded in net income from investments in associated corporations representing the Bank’s approximate one-month share of KeyCorp’s financial results under IFRS.
Upon completion of the Additional Investment, the total impact to the Bank’s CET1 ratio from both stages of the transaction was a decrease of approximately 51 basis points.
Divestitures
Divestitures announced that are expected to close in a future period
Sale of banking operations in Colombia, Costa Rica and Panama
On January 6, 2025, the Bank entered into an agreement with Davivienda to sell Scotiabank’s banking operations in Colombia, Costa Rica and Panama in exchange for an approximately 20% ownership stake in the newly combined entity of Davivienda. The Bank’s ownership will consist of 14.99% voting common shares and the remainder in non-voting preferred shares. At the closing date, the Bank will have the right to designate individuals to serve on the Board of Directors of Davivienda’s combined operations commensurate with its ownership stake.
The transaction is expected to be completed in approximately 12 months from the signing date, subject to regulatory approvals in all jurisdictions and customary closing conditions.
The Bank’s operations that are part of this transaction have met the criteria for classification as
held for sale in accordance with IFRS 5 and as at January 31, 2025, include total assets of $23 billion, consisting primarily of loans ($17 billion), investment securities ($2.4 billion) and cash and deposits ($2.1 billion
)

and
total liabilities of $22 billion consist
ing
primarily of deposits ($17.6 billion) and other liabilities ($3.3 billion). The Bank recorded an impairment loss on the announcement date of $1,362 million, representing the write-down of goodwill ($589 million), intangibles ($151 million), property and equipment ($290 million) and the remaining in other assets. The impairment loss was recorded in non-interest expenses – other in the consolidated statement of income and in the Other operating segment. The impact to the Bank’s CET1 capital ratio was a decrease of approximately 12 basis points this quarter.
At each future reporting period, any changes in carrying value of the net assets being sold and the fair value of the shares to be received, will be recognized in profit and loss. In addition, upon closing, the net cumulative foreign currency translation reserve at that date, related to these operations will be recorded in the consolidated statement of income. As at January 31, 2025, the net cumulative foreign currency translation losses were
$132 million.
Upon closing, the Bank’s investment in Davivienda will be accounted for as an investment in associate, as the Bank will have significant influence over Davivienda in accordance with IFRS, given its board representation and ownership interest.
CrediScotia Financiera
On May 6, 2024, the Bank entered into an agreement to sell CrediScotia Financiera, a wholly-owned consumer finance subsidiary in Peru, to Banco Santander. The transaction is expected to close in Q2 2025.
In Q3 2024, the Bank recorded an impairment loss of
$143
million in non-interest income – other and a credit of
$7
million in non-interest expenses – salaries and employee benefits (collectively
$90
million after-tax), of which the majority related to goodwill. The loss was recorded in the Other operating segment.